Exhibit 99.1

Investor Contact:	Mark Haden
Bunge Limited
1-914-684-3398
Mark.Haden@Bunge.com

Media Contact:	Stewart Lindsay
Bunge Limited
1-914-684-3369
Stewart.Lindsay@Bunge.com

Bunge Limited Announces New Revolving Credit Facilities

WHITE PLAINS, NY – June 3, 2009 –Bunge Limited (NYSE: BG) today announced that it has successfully entered into two unsecured, committed revolving credit facilities with a syndicate of banks for an aggregate principal amount of approximately $1.65 billion.  The credit facilities consist of a $1 billion three-year facility and a $645 million 364-day facility. The new facilities replace two existing revolving credit agreements with an aggregate borrowing capacity of $1.7 billion that were scheduled to mature during 2009.

JPMorgan Chase Bank, N.A. is the Administrative Agent and Citibank, N.A. is the Syndication Agent for the facilities. BNP Paribas, Calyon New York Branch and CoBank, ACB acted as Joint Documentation Agents

“We are pleased with the solid support of our bank group,” said Jacqualyn Fouse, Chief Financial Officer.  “These facilities will maintain our approximately $3.5 billion of aggregate committed revolving credit capacity, providing the financial flexibility to manage liquidity and grow our business.”

About Bunge

Bunge Limited is a leading global agribusiness and food company founded in 1818 and headquartered in White Plains, New York. Bunge’s over 25,000 employees in over 30 countries enhance lives by improving the global agribusiness and food production chain. The company supplies fertilizer to farmers in South America, originates, transports and processes oilseeds, grains and other agricultural commodities worldwide, produces food products for commercial customers and consumers and supplies raw materials and services to the biofuels industry.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements.  All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as

amended.  These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities.  We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions.  These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally.  The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.